UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 10, 2011

iGATE Corporation

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

000-21755	25-1802235
(Commission File Number)	(IRS Employer Identification No.)

6528 Kaiser Drive, Fremont, CA	94555
(Address of Principal Executive Offices)	(Zip Code)

(510) 896-3015

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into Material Definitive Agreements

On January 10, 2011, iGATE Corporation issued a press release announcing that Pan-Asia iGATE Solutions, a company incorporated under the laws of Mauritius and a wholly-owned indirect subsidiary of the Company, and iGATE Global Solutions Limited, a company incorporated under the laws of India and a wholly-owned indirect subsidiary of the Company have entered into certain definitive agreements in connection with the acquisition (the “Acquisition”) of a majority equity interest in Patni Computer Systems Limited.

The foregoing description of the Acquisition is qualified in its entirety by reference to the complete terms and conditions of the definitive agreements, which will be filed in a separate Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure

A copy of the press release announcing the Acquisition is attached hereto as Exhibit 99.1. In addition, the Company provided supplemental information regarding the Acquisition in connection with presentations to analysts and investors. A copy of the investor presentation is attached hereto as Exhibit 99.2.

In accordance with general instruction B.2 of Form 8-K, the information in this report (including exhibits) that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act, as amended, or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

99.1	Press release, dated January 10, 2011

99.2	Investor Presentation, dated January 10, 2011

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements regarding the proposed acquisition of Patni Computer Systems Limited. These forward-looking statements involve risks and uncertainties, many of which are beyond our control that could cause our actual results to differ materially from those indicated in any such forward-looking statements. Such factors include, but are not limited to, failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the proposed acquisition, and the risk factors set forth in our filings with the U.S. Securities and Exchange Commission (“SEC”), including our most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this Current Report on Form 8-K, except as required by applicable law or regulation.

ADDITIONAL U.S.-RELATED INFORMATION

The description contained herein is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of Patni Computer Systems Limited or iGATE Corporation. Subject to future developments, iGATE Corporation intends to file tender offer documents with the SEC in connection with the proposed acquisition. Shareholders of Patni Computer Systems Limited shareholders should read those filings, and any other filings made by iGATE Corporation with the SEC in connection with the proposed acquisition, as they will contain important information. Those documents, when filed, as well as iGATE Corporation’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and at iGATE Corporation’s website at www.igate.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iGATE CORPORATION

By:	/S/ MUKUND SRINATH
Name:	Mukund Srinath
Title:	Corporate Secretary

January 10, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated January 10, 2011

99.2	Investor Presentation, dated January 10, 2011